Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
First Quarter 2014 Results

Company Release - April 17, 2014

•	Consistent performance resulting in quarterly net income of $0.16 per share

•	Strong return on average assets of 1.09%

•	Strong asset quality sustained; classified loans decline 9% from prior quarter

•	Operating expenses[1] remain flat year-over-year

•	Completed repurchase of approximately 5% of outstanding shares

•	Second quarter 2014 cash dividend of $0.10 cents per common share declared

Allentown, Pa. April 17, 2014 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $22.7 million, or $0.16 per diluted share, for the first quarter of 2014, compared to $21.2 million or $0.15 per diluted share in the fourth quarter of 2013 which included a non-recurring charge related to previously announced expense reduction initiatives. Adjusted net income1 for the fourth quarter was $25.1 million, or $0.17 per diluted share. Return on average assets for the first quarter of 2014 was 1.09%.

“During the quarter, the strength of our balance sheet allowed us to consummate the repurchase of approximately five percent of our outstanding shares,” said Scott V. Fainor, president and CEO of National Penn. “We are also pleased to report once again consistent, high-level performance achieved by our Company for the first quarter of 2014.”

The net interest margin for the first quarter of 2014 was 3.44%, compared to 3.51% in the prior quarter which benefitted from the impact of a loan prepayment which improved the prior quarter margin by approximately five basis points. Average loans increased $85.8 million or 6.6% on an annualized basis, driven by growth in commercial loans, while loan quality continued to improve in the quarter.

During the first quarter, National Penn continued to benefit from strong asset quality as non-performing assets decreased 6.7% and classified loans decreased 8.9% from the prior quarter. Over the last twelve months, non-performing assets decreased 11.0%, while classified loans decreased 28.1%. Further reflective of the strength of National Penn’s credit quality profile, non-performing loans were 0.89% of total loans and the allowance for loan loss as a percentage of non-performing loans was 194% at March 31, 2014. The provision for the quarter remained relatively consistent at $1.3 million, reflective of modest loan growth and continued strength in asset quality.

Operating expenses1 during the first quarter remained stable at $52.3 million, compared to $51.8 million in the prior quarter exclusive of a restructuring charge. Our disciplined approach resulted in operating expenses1 remaining relatively flat from the same period in 2013. During the first quarter, non-interest income decreased $1.2 million, primarily as a result of seasonality, coupled with a $0.5 million loss on an unconsolidated equity investment.

As previously announced, National Penn’s Board of Directors declared a second quarter dividend of ten cents per common share to shareholders of record as of Saturday, May 3, 2014, payable on Friday, May 16, 2014. The dividend declaration was supported by National Penn’s continued strong capital levels as the tier 1 common and tangible common equity to tangible assets ratios were 13.22% and 9.86%, respectively at March 31, 2014.

“We remain disciplined in our approach to mergers and acquisitions, while focused on continuing to build long-term shareholder value,” said Scott V. Fainor. “We are well-positioned to participate in the consolidation of the industry and will continue to evaluate opportunities consistent with our strategic objectives.”

Media Contact:    Jacklyn Bingaman, Marketing
(610) 369-6002 or jacklyn.bingaman@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(484) 709-3255 or michelle.debkowski@nationalpenn.com

# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 119 branch offices comprising 118 branches in Pennsylvania and one branch in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data	As of
	3/31/2014	12/31/2013	3/31/2013
SUMMARY BALANCE SHEET
Total assets	$8,557,381	$8,591,848	$8,323,777
Investment securities and other securities	2,424,404	2,396,298	2,333,548
Total loans	5,377,727	5,338,219	5,249,773
Deposits	6,139,424	6,072,578	6,184,060
Borrowings	1,245,925	1,282,289	922,092
Shareholders' equity	1,082,449	1,131,866	1,136,798
Tangible book value per common share (2)	$5.88	$5.94	$5.97
Tangible common equity / tangible assets (2)	9.86%	10.41%	10.79%

	Three Months Ended
	3/31/2014	12/31/2013	3/31/2013
EARNINGS
Total interest income	$70,133	$72,085	$72,595
Total interest expense	7,844	8,013	10,971
Net interest income	62,289	64,072	61,624
Provision for loan losses	1,251	1,000	1,500
Net interest income after provision for loan losses	61,038	63,072	60,124
Net gains from fair value changes of subordinated debentures	—	—	2,111
Net gains on investment securities	8	—	25
Other non-interest income	21,470	22,714	23,441
Loss on debt extinguishment	—	—	64,888
Corporate reorganization expense	—	6,000	—
Other non-interest expense	52,337	51,833	52,434
Income (loss) before income taxes	30,179	27,953	(31,621)
Income tax expense (benefit)	7,469	6,741	(14,217)
Net income (loss)	$22,710	$21,212	$(17,404)

PERFORMANCE RATIOS
Net interest margin	3.44%	3.51%	3.49%
Return on average assets	1.09%	1.00%	NM
Adjusted return on average assets (3)	1.09%	1.19%	1.14%
Return on average shareholders' equity	8.42%	7.44%	NM
Return on average tangible common equity (1)	11.11%	9.72%	NM
Adjusted return on average tangible common equity	11.11%	11.51%	10.85%
Efficiency ratio (4)	59.60%	57.00%	58.61%

PER SHARE
Basic earnings	$0.16	$0.15	$(0.12)
Diluted earnings	0.16	0.15	(0.12)
Dividends	0.10	0.10	—	(a)
Average shares - basic	141,360,180	145,761,496	145,394,967
Average shares - diluted	141,877,066	146,244,467	145,394,967

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended
	3/31/2014	12/31/2013		3/31/2013
Return on average tangible common equity
Return on average shareholders' equity	8.42%	7.44%		NM
Effect of goodwill and intangibles	2.69%	2.28%		NM
Return on average tangible common equity	11.11%	9.72%		NM
Average tangible equity
Average shareholders' equity	$1,093,797	$1,130,943		$1,142,829
Average goodwill and intangibles	(264,775)	(265,516)		(268,336)
Average tangible common equity	$829,022	$865,427		$874,493

Adjusted net income reconciliation
Net income (loss)	$22,710	$21,212		$(17,404)
After tax unrealized fair value gain on subordinated debentures	—	—		(1,372)
After tax loss on debt extinguishment	—	—		42,177
After tax corporate reorganization expense	—	3,900		—
Adjusted net income	$22,710	$25,112		$23,401

Earnings per share
Net income (loss)	$0.16	$0.15		$(0.12)
After tax unrealized fair value gain on subordinated debentures	—	—		(0.01)
After tax loss on debt extinguishment	—	—		0.29
After tax corporate reorganization expense	—	0.03		—
Adjusted net income	$0.16	$0.17	(b)	$0.16

(a) In lieu of a 1st quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the 4th quarter of 2012
(b) Difference in summation of quarterly adjusted net income due to rounding

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data	As of
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
BALANCE SHEET - ASSETS
Cash and due from banks	$128,991	$102,241	$137,795	$118,575	$87,588
Interest-earning deposits with banks	55,335	181,282	78,895	63,193	93,024
Total cash and cash equivalents	184,326	283,523	216,690	181,768	180,612

Investment securities available-for-sale, at fair value	1,442,304	1,894,107	1,875,676	1,799,831	1,813,348
Investment securities held-to-maturity	918,340	438,445	444,898	452,275	458,041
Other securities	63,760	63,746	44,107	61,252	62,159
Loans held-for-sale	5,171	4,951	2,752	12,289	14,934

Loans	5,372,556	5,333,268	5,279,939	5,249,007	5,234,839
Allowance for loan losses	(93,252)	(96,367)	(100,763)	(104,533)	(107,164)
Loans, net	5,279,304	5,236,901	5,179,176	5,144,474	5,127,675

Premises and equipment, net	97,707	96,232	93,871	94,673	95,592
Accrued interest receivable	27,408	27,130	27,831	28,453	29,524
Bank owned life insurance	149,045	147,869	146,906	145,670	144,452
Other real estate owned and other repossessed assets	2,138	1,278	1,569	1,899	2,729
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	6,156	6,854	7,656	8,470	9,533
Unconsolidated investments	8,214	8,713	9,177	8,673	9,354
Other assets	115,229	123,820	116,035	118,579	117,545
TOTAL ASSETS	$8,557,381	$8,591,848	$8,424,623	$8,316,585	$8,323,777

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$1,028,572	$970,051	$1,026,546	$942,127	$919,783
Interest bearing deposits	5,110,852	5,102,527	5,408,910	5,080,336	5,264,277
Total deposits	6,139,424	6,072,578	6,435,456	6,022,463	6,184,060

Customer repurchase agreements	561,170	551,736	521,779	547,736	549,894
Repurchase agreements	50,000	50,000	50,000	50,000	175,000
Federal Home Loan Bank advances	557,434	603,232	112,406	414,142	119,877
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	89,583	105,115	96,383	89,165	80,827
TOTAL LIABILITIES	7,474,932	7,459,982	7,293,345	7,200,827	7,186,979

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,386,265	1,387,966	1,387,052	1,386,178	1,385,255
Accumulated deficit	(167,191)	(175,990)	(182,628)	(192,623)	(203,084)
Accumulated other comprehensive (loss) income	(5,295)	(21,157)	(13,504)	(17,189)	15,981
Treasury stock	(131,330)	(58,953)	(59,642)	(60,608)	(61,354)
TOTAL SHAREHOLDERS' EQUITY	1,082,449	1,131,866	1,131,278	1,115,758	1,136,798

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,557,381	$8,591,848	$8,424,623	$8,316,585	$8,323,777

PER SHARE DATA
Book value	$7.78	$7.76	$7.76	$7.66	$7.81
Tangible book value (2)	$5.88	$5.94	$5.94	$5.83	$5.97
Dividends - quarterly	$0.10	$0.10	$0.10	$0.10	$—	(a)
Shares outstanding (end of period, net of treasury)	139,145,669	145,798,751	145,723,276	145,608,945	145,551,796

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Total shareholders' equity	$1,082,449	$1,131,866	$1,131,278	$1,115,758	$1,136,798
Goodwill and intangibles	(264,435)	(265,133)	(265,935)	(266,749)	(267,812)
Tangible common equity	$818,014	$866,733	$865,343	$849,009	$868,986
Shares outstanding	139,145,669	145,798,751	145,723,276	145,608,945	145,551,796
Tangible book value per share	$5.88	$5.94	$5.94	$5.83	$5.97

Total assets	$8,557,381	$8,591,848	$8,424,623	$8,316,585	$8,323,777
Goodwill and intangibles	(264,435)	(265,133)	(265,935)	(266,749)	(267,812)
Tangible assets	$8,292,946	$8,326,715	$8,158,688	$8,049,836	$8,055,965
Tangible common equity/tangible assets	9.86%	10.41%	10.61%	10.55%	10.79%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Adjusted net income (1)	$22,710	$25,112	$24,560	$25,019	$23,401
Average assets	$8,479,686	$8,385,094	$8,310,626	$8,326,499	$8,298,815
Adjusted return on average assets (annualized)	1.09%	1.19%	1.17%	1.21%	1.14%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
INTEREST INCOME
Loans, including fees	$52,582	$54,600	$54,577	$55,260	$55,721
Investment securities
Taxable	11,121	10,912	10,105	9,795	9,685
Tax-exempt	6,404	6,534	6,768	7,005	7,114
Deposits with banks	26	39	48	41	75
Total interest income	70,133	72,085	71,498	72,101	72,595
INTEREST EXPENSE
Deposits	4,773	5,166	5,468	5,831	5,914
Customer repurchase agreements	393	407	440	460	498
Repurchase agreements	601	615	614	623	719
Short-term borrowings	—	—	—	—	41
Federal Home Loan Bank advances	1,548	1,287	1,325	1,383	2,334
Subordinated debentures	529	538	539	550	1,465
Total interest expense	7,844	8,013	8,386	8,847	10,971
Net interest income	62,289	64,072	63,112	63,254	61,624
Provision for loan losses	1,251	1,000	1,250	1,500	1,500
Net interest income after provision for loan losses	61,038	63,072	61,862	61,754	60,124
NON-INTEREST INCOME
Wealth management	6,866	6,609	6,883	6,986	6,831
Service charges on deposit accounts	3,384	3,827	3,894	3,743	3,770
Insurance commissions and fees	3,597	3,028	3,071	3,326	3,267
Cash management and electronic banking fees	4,526	4,782	4,860	4,821	4,451
Mortgage banking	716	902	1,621	2,122	1,855
Bank owned life insurance	1,198	1,389	1,260	1,239	1,228
Earnings (losses) of unconsolidated investments	(477)	57	661	6	(14)
Other operating income	1,660	2,120	2,551	2,703	2,053
Net gains from fair value changes of subordinated debentures	—	—	—	—	2,111
Net gains on sales of investment securities	8	—	7	22	25
Total non-interest income	21,478	22,714	24,808	24,968	25,577
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,201	29,035	29,598	29,137	29,230
Premises and equipment	8,212	7,721	7,724	7,511	7,491
FDIC insurance	1,317	1,356	1,404	1,494	1,213
Other operating expenses	13,607	13,721	14,877	15,011	14,500
Loss on debt extinguishment	—	—	—	—	64,888
Corporate reorganization expense	—	6,000	—	—	—
Total non-interest expense	52,337	57,833	53,603	53,153	117,322
Income (loss) before income taxes	30,179	27,953	33,067	33,569	(31,621)
Income tax expense (benefit)	7,469	6,741	8,507	8,550	(14,217)
NET INCOME (LOSS)	$22,710	$21,212	$24,560	$25,019	$(17,404)

PER SHARE
Basic earnings	$0.16	$0.15	$0.17	$0.17	$(0.12)
Diluted earnings	$0.16	$0.15	$0.17	$0.17	$(0.12)
Average shares - basic	141,360,180	145,761,496	145,669,300	145,580,155	145,394,967

Average shares - diluted	141,877,066	146,244,467	146,124,821	145,997,009	145,394,967

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.09%	1.00%	1.17%	1.21%	NM
Adjusted return on assets (3)	1.09%	1.19%	1.17%	1.21%	1.14%
Return on shareholders' equity	8.42%	7.44%	8.78%	8.82%	NM
Return on tangible common equity (1)	11.11%	9.72%	11.55%	11.53%	NM
Adjusted return on tangible common equity	11.11%	11.51%	11.55%	11.53%	10.85%
Efficiency ratio (4)	59.60%	57.00%	58.16%	57.43%	58.61%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency ratio calculation
Non-interest expense	$52,337	$57,833	$53,603	$53,153	$117,322
Less:
Loss on debt extinguishment	—	—	—	—	64,888
Corporate reorganization expense	—	6,000	—	—	—
Operating expenses	$52,337	$51,833	$53,603	$53,153	$52,434

Net interest income (taxable equivalent)	$66,351	$68,223	$67,371	$67,610	$66,015

Non-interest income	21,478	22,714	24,808	24,968	25,577
Less:
Net gains from fair value changes of subordinated debentures	—	—	—	—	2,111
Net gains on investment securities	8	—	7	22	25
Adjusted revenue	$87,821	$90,937	$92,172	$92,556	$89,456

Efficiency ratio	59.60%	57.00%	58.16%	57.43%	58.61%

"NM" - Denotes a value displayed as a percentage is not meaningful

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
CHARGE-OFFS
Loan charge-offs	$5,018	$7,523	$5,774	$5,314	$6,382
Recoveries on loans	(652)	(2,127)	(754)	(1,183)	(1,091)
Net loan charge-offs	$4,366	$5,396	$5,020	$4,131	$5,291
Net loan charge-offs to average loans (annualized)	0.33%	0.41%	0.38%	0.32%	0.41%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$1,150	$5,157	$3,059	$2,065	$1,869

Commercial real estate-permanent	423	(523)	909	396	282
Commercial real estate-construction	30	(167)	(29)	93	318
Total commercial real estate loans	453	(690)	880	489	600

Residential mortgages	1,681	56	209	522	1,333
Home equity lines and loans	784	439	423	903	747
All other consumer loans	298	434	449	152	742
Total consumer loans	2,763	929	1,081	1,577	2,822

Net loans charged-off	$4,366	$5,396	$5,020	$4,131	$5,291

	As of
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$13,501	$14,935	$23,101	$23,023	$23,323

Non-accrual commercial real estate-permanent	3,513	4,258	3,760	5,129	5,489
Non-accrual commercial real estate-construction	10,425	12,128	5,345	5,666	6,067
Total non-accrual commercial real estate loans	13,938	16,386	9,105	10,795	11,556

Non-accrual residential mortgages	6,779	7,037	6,485	6,276	5,608
Non-accrual home equity lines and loans	4,041	4,787	4,403	4,339	4,364
All other non-accrual consumer loans	1,701	1,731	1,705	1,916	1,595
Total non-accrual consumer loans	12,521	13,555	12,593	12,531	11,567

Total non-accrual loans	39,960	44,876	44,799	46,349	46,446

Restructured loans	8,152	7,715	10,006	9,109	7,314
Total non-performing loans	48,112	52,591	54,805	55,458	53,760

Other real estate owned and repossessed assets	2,138	1,278	1,569	1,899	2,729
Total non-performing assets	50,250	53,869	56,374	57,357	56,489

Loans 90+ days past due & still accruing	2,310	3,466	2,608	2,023	2,324
Total non-performing assets and loans 90+ days past due	$52,560	$57,335	$58,982	$59,380	$58,813

Allowance for loan losses	$93,252	$96,367	$100,763	$104,533	$107,164
Allowance for loan losses/non-performing loans	193.8%	183.2%	183.9%	188.5%	199.3%
Allowance for loan losses/non-performing assets and loans 90+ days past due	177.4%	168.1%	170.8%	176.0%	182.2%
Allowance for loan losses/total loans	1.73%	1.81%	1.91%	1.99%	2.04%

Provision/charge-offs, net	28.7%	18.5%	24.9%	36.3%	28.4%
Classified loans	$174,465	$191,589	$218,615	$234,085	$242,560
Classified loans/total loans	3.24%	3.59%	4.14%	4.45%	4.62%
Delinquent loans (c)	$16,819	$29,435	$22,550	$22,512	$24,110
Delinquent loans/total loans	0.31%	0.55%	0.43%	0.43%	0.46%

REGULATORY CAPITAL DATA
Tier 1 Capital	$888,565	$941,926	$938,040	$924,922	$927,397
Tier 1 Leverage Ratio	10.83%	11.63%	11.67%	11.56%	11.63%
Tier 1 Ratio	14.44%	15.46%	15.63%	15.51%	15.41%
Total Capital	$965,705	$1,018,316	$1,013,371	$999,839	$1,002,999
Total Capital Ratio	15.69%	16.72%	16.89%	16.77%	16.67%
Total Risk-Weighted Assets	$6,155,090	$6,091,183	$6,001,065	$5,963,754	$6,016,630

(c) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Loan portfolio composition (regulatory):
Commercial / industrial	$865,533	$796,797	$820,669	$861,494	$857,728
Commercial real estate (d)	1,943,744	1,926,978	1,913,180	1,887,908	1,863,381
Residential mortgage	1,161,220	1,181,020	1,170,750	1,185,986	1,191,075
Real estate construction and land development	243,216	256,483	234,945	201,316	180,298
Home equity	787,334	794,709	786,835	778,521	776,166
Consumer	210,395	209,729	205,446	201,580	201,349
Other	166,285	172,503	150,866	144,491	179,776
Total	5,377,727	5,338,219	5,282,691	5,261,296	5,249,773

Investment securities and other securities	2,424,404	2,396,298	2,364,681	2,313,358	2,333,548
Other earning assets	55,335	181,282	78,895	63,193	93,024
Total earning assets (net of loan loss reserve)	$7,764,214	$7,819,432	$7,625,504	$7,533,314	$7,569,181
(d) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$861,101	$885,135	$897,757	$901,205	$891,229
Business purpose, not secured by real estate	1,002,296	939,121	935,857	976,281	1,000,141
Owner occupied commercial real estate
Permanent	593,595	589,765	585,807	609,615	604,278
Construction / development	47,505	46,415	41,088	31,058	32,603
Leasing	97	228	392	630	1,128
Total commercial & industrial	2,504,594	2,460,664	2,460,901	2,518,789	2,529,379

Commercial real estate
Non-owner occupied
Permanent	1,021,271	994,838	964,510	919,080	898,519
Construction / development	183,586	198,334	181,683	153,172	145,324
Total commercial real estate	1,204,857	1,193,172	1,146,193	1,072,252	1,043,843
Total commercial	3,709,451	3,653,836	3,607,094	3,591,041	3,573,222

Consumer
Residential mortgage (personal purpose)
Permanent	637,273	643,506	642,696	640,745	649,522
Construction	10,922	8,719	9,443	7,076	6,009
Total residential mortgages	648,195	652,225	652,139	647,821	655,531

Home equity and direct installment	180,996	193,089	208,333	220,401	237,088
Home equity lines of credit	572,301	569,519	550,417	530,104	507,347
Total home equity	753,297	762,608	758,750	750,505	744,435

Private banking credit lines	94,582	99,859	98,714	98,865	99,154
Indirect vehicle loans and other	167,031	164,740	163,242	160,775	162,497
All other consumer	261,613	264,599	261,956	259,640	261,651
Total consumer	1,663,105	1,679,432	1,672,845	1,657,966	1,661,617

Loans	5,372,556	5,333,268	5,279,939	5,249,007	5,234,839

Loans held-for-sale	5,171	4,951	2,752	12,289	14,934

Total loans	$5,377,727	$5,338,219	$5,282,691	$5,261,296	$5,249,773

Deposit composition:
Savings	$547,255	$526,576	$518,430	$527,216	$520,223
NOW accounts	1,667,272	1,655,425	1,958,116	1,545,659	1,471,185
Money market accounts	1,680,900	1,670,035	1,639,859	1,654,442	1,647,863
Time deposits less than $100k	870,921	896,700	925,118	963,238	991,380
Time deposits $100k or greater	344,504	353,791	367,387	389,781	633,626
Total interest bearing deposits	5,110,852	5,102,527	5,408,910	5,080,336	5,264,277

Non-interest bearing deposits	1,028,572	970,051	1,026,546	942,127	919,783

Total deposits	$6,139,424	$6,072,578	$6,435,456	$6,022,463	$6,184,060

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	3/31/2014		12/31/2013		9/30/2013		6/30/2013		3/31/2013
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,342,648	4.04%	$5,256,841	4.17%	$5,229,366	4.19%	$5,244,930	4.27%	$5,223,015	4.37%
Investment securities*	2,409,287	3.53%	2,375,893	3.50%	2,316,066	3.51%	2,334,594	3.53%	2,325,225	3.60%
Interest earning deposits	69,222	0.15%	89,530	0.17%	102,581	0.19%	94,788	0.17%	119,834	0.25%

Total earning assets	7,821,157	3.85%	7,722,264	3.92%	7,648,013	3.93%	7,674,312	4.00%	7,668,074	4.07%
Total assets	8,479,686		8,385,094		8,310,626		8,326,499		8,298,815

Savings	534,699	0.10%	524,647	0.10%	524,178	0.11%	525,494	0.11%	505,513	0.11%
NOW accounts	1,618,547	0.13%	1,873,519	0.14%	1,732,394	0.14%	1,543,649	0.14%	1,439,387	0.14%
Money market accounts	1,671,200	0.21%	1,649,960	0.23%	1,655,133	0.27%	1,646,691	0.29%	1,645,838	0.30%
Time deposits	1,233,794	1.06%	1,273,664	1.07%	1,312,810	1.09%	1,464,421	1.08%	1,507,667	1.10%

Total interest bearing deposits	5,058,240	0.38%	5,321,790	0.39%	5,224,515	0.42%	5,180,255	0.45%	5,098,405	0.47%

Non-interest bearing deposits	968,129		984,037		963,625		913,311		876,700
Total deposits	6,026,369	0.32%	6,305,827	0.33%	6,188,140	0.35%	6,093,566	0.38%	5,975,105	0.40%

Customer repurchase agreements	541,041	0.29%	529,541	0.30%	518,569	0.34%	523,585	0.35%	547,706	0.37%
Repurchase agreements	50,000	4.87%	50,000	4.87%	50,000	4.87%	63,736	3.92%	135,454	2.15%
Short-term borrowings	—	0.00%	54	0.00%	—	0.00%	—	0.00%	39,200	0.42%
Federal Home Loan Bank advances	596,818	1.05%	190,670	2.68%	277,101	1.90%	348,814	1.59%	262,067	3.61%
Subordinated debentures	77,321	2.77%	77,321	2.76%	77,321	2.77%	77,321	2.85%	125,207	4.75%
Total deposits and borrowings	7,291,549	0.44%	7,153,413	0.44%	7,111,131	0.47%	7,107,022	0.50%	7,084,739	0.63%
Total interest bearing liabilities	$6,323,420	0.50%	$6,169,376	0.52%	$6,147,506	0.54%	$6,193,711	0.57%	$6,208,039	0.72%

Net interest margin (FTE)		3.44%		3.51%		3.49%		3.53%		3.49%

Wealth assets under management	$2,497,185		$2,504,717		$2,388,991		$2,285,199		$2,328,042

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2014

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
PA
Total number of retail branch offices	118	119	119	119	118
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	123	124	124	124	124

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	119	120	120	120	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	125	125	125	125

EOP employees (full-time equivalent)	1,591	1,631	1,632	1,666	1,657